UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 27, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated June 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-06                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

    On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 27, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  October 28, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders October 27, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  October 27, 2003



                      Centex Home Equity Loan Trust 2003-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 October 27, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1     95,300,000.00     86,886,727.41     3,235,228.59     118,745.19   3,353,973.78    0.00            0.00       83,651,498.82
AF_2     21,300,000.00     21,300,000.00             0.00      32,624.50      32,624.50    0.00            0.00       21,300,000.00
AF_3     52,300,000.00     52,300,000.00             0.00      99,936.58      99,936.58    0.00            0.00       52,300,000.00
AF_4     65,700,000.00     65,700,000.00             0.00     177,116.25     177,116.25    0.00            0.00       65,700,000.00
AF_5      5,500,000.00      5,500,000.00             0.00      17,233.33      17,233.33    0.00            0.00        5,500,000.00
AF_6     26,700,000.00     26,700,000.00             0.00      70,599.25      70,599.25    0.00            0.00       26,700,000.00
AV      314,200,000.00    302,844,171.94     8,904,470.32     376,872.75   9,281,343.07    0.00            0.00      293,939,701.62
M_1      49,000,000.00     49,000,000.00             0.00      79,271.11      79,271.11    0.00            0.00       49,000,000.00
M_2      36,750,000.00     36,750,000.00             0.00      92,120.00      92,120.00    0.00            0.00       36,750,000.00
M_3      22,750,000.00     22,750,000.00             0.00      85,337.78      85,337.78    0.00            0.00       22,750,000.00
B        10,500,000.00     10,500,000.00             0.00      46,386.67      46,386.67    0.00            0.00       10,500,000.00
TOTALS  700,000,000.00    680,230,899.35    12,139,698.91   1,196,243.41  13,335,942.32    0.00            0.00      668,091,200.44

AIO_I   102,000,000.00     83,000,000.00             0.00     345,833.33     345,833.33       0.00            0.00    78,000,000.00
AIO_II  133,000,000.00    110,000,000.00             0.00     389,583.33     389,583.33       0.00            0.00   106,000,000.00
X_IO            823.74    680,230,899.35             0.00   2,555,332.21   2,555,332.21       0.00            0.00   668,091,200.44

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1    152314GW4     911.71802109    33.94783410     1.24601459      35.19384869          877.77018699      AF_1        1.640000 %
AF_2    152314GX2   1,000.00000000     0.00000000     1.53166667       1.53166667        1,000.00000000      AF_2        1.838000 %
AF_3    152314GY0   1,000.00000000     0.00000000     1.91083327       1.91083327        1,000.00000000      AF_3        2.293000 %
AF_4    152314GZ7   1,000.00000000     0.00000000     2.69583333       2.69583333        1,000.00000000      AF_4        3.235000 %
AF_5    152314HA1   1,000.00000000     0.00000000     3.13333273       3.13333273        1,000.00000000      AF_5        3.760000 %
AF_6    152314HB9   1,000.00000000     0.00000000     2.64416667       2.64416667        1,000.00000000      AF_6        3.173000 %
AV      152314HC7     963.85796289    28.34013469     1.19946770      29.53960239          935.51782820      AV          1.400000 %
M_1     152314HD5   1,000.00000000     0.00000000     1.61777776       1.61777776        1,000.00000000      M_1         1.820000 %
M_2     152314HE3   1,000.00000000     0.00000000     2.50666667       2.50666667        1,000.00000000      M_2         2.820000 %
M_3     152314HF0   1,000.00000000     0.00000000     3.75111121       3.75111121        1,000.00000000      M_3         4.220000 %
B       152314HG8   1,000.00000000     0.00000000     4.41777810       4.41777810        1,000.00000000      B           4.970000 %
TOTALS                971.75842764    17.34242701     1.70891916      19.05134617          954.41600063

AIO_I   N/A           813.72549020     0.00000000     3.39052284       3.39052284          764.70588235      AIO_I       5.000000 %
AIO_II  N/A           827.06766917     0.00000000     2.92919797       2.92919797          796.99248120      AIO_II      4.250000 %
X_IO    N/A                  #####     0.00000000           ####             ####                 #####      X_IO        0.000000 %
----------------------------------------------------------------------------------------------      ----  -------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------

Sec. 7.09(ii)           Distributions Allocable to Principal
                        Group I
                        Scheduled Monthly Payments                                               312,356.12
                        Curtailments                                                              53,501.72
                        Prepayments in Full                                                    2,869,370.75
                        Loans Repurchased by Seller                                                    0.00
                        Substitution Amounts                                                           0.00
                        Net Liquidation Proceeds                                                       0.00

                        Group II
                        Scheduled Monthly Payments                                               263,570.17
                        Curtailments                                                             130,067.74
                        Prepayments in Full                                                    8,510,832.41
                        Loans Repurchased by Seller                                                    0.00
                        Substitution Amounts                                                           0.00
                        Net Liquidation Proceeds                                                       0.00

                        Subordination Increase Amount                                                  0.00
                        Excess Overcollateralization Amount                                            0.00

Sec. 7.09(iv)           Class Interest Carryover Shortfall
                        Class AF-1                                                                     0.00
                        Class AF-2                                                                     0.00
                        Class AF-3                                                                     0.00
                        Class AF-4                                                                     0.00
                        Class AF-5                                                                     0.00
                        Class AF-6                                                                     0.00
                        Class AV                                                                       0.00
                        Class M-1                                                                      0.00
                        Class M-2                                                                      0.00
                        Class M-3                                                                      0.00
                        Class B                                                                        0.00

Sec. 7.09(v)            Class Principal Carryover Shortfall
                        Subordinate Certificates
                        Class M-1                                                                      0.00
                        Class M-2                                                                      0.00
                        Class M-3                                                                      0.00
                        Class B                                                                        0.00

Sec. 7.09(vi)           Aggregate Loan Balance of Each Group
                        Group I Beginning Aggregate Loan Balance                             258,386,727.41
                        Group I Ending Aggregate Loan Balance                                255,151,498.82

                        Group II Beginning Aggregate Loan Balance                            421,844,171.94
                        Group II Ending Aggregate Loan Balance                               412,939,701.62


Sec. 7.09(vii)          Overcollateralization
                        Total Overcollateralization Amount                                             0.00
                        Total Required Overcollateralization Amount                                    0.00

Sec. 7.09(viii)         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)           Substitution Amounts
                        Group I                                                                         0.00
                        Group II                                                                        0.00

Sec. 7.09(ix)           Loan Purchase Price Amounts
                        Group I                                                                         0.00
                        Group II                                                                        0.00

Sec. 7.09(x)            Weighted Average Net Coupon Rate
                        Group I                                                                     8.0989 %
                        Group II                                                                    7.8032 %

Sec. 7.09(xi)           Monthly Remittance Amount
                        Group I                                                                 4,979,603.49
                        Group II                                                               11,648,080.18

Sec. 7.09(xiii)         Weighted Average Gross Margin - Group II Loans                              8.3762 %

Sec. 7.09(xiv)          Largest Loan Balance
                        Group I                                                                   712,026.84
                        Group II                                                                  670,812.14

Sec. 7.09(xv)           Basic Principal Amount
                        Group I                                                                 3,235,228.59
                        Group II                                                                8,904,470.32

Sec. 7.09(xvi)          Net Wac Cap Carryover Paid
                        Group I                                                                         0.00
                        Group II                                                                        0.00

Sec. 7.09(xvi)          Remaining Net Wac Cap Carryover
                        Group I                                                                         0.00
                        Group II                                                                        0.00
                        Subordinate                                                                     0.00

Sec. 7.09(xviii)        Net Wac Cap
                        Group I Net WAC Cap                                                           6.49 %
                        Group II Net WAC Cap                                                          6.28 %
                        Subordinate Net WAC Cap                                                       6.28 %

Sec. 7.09(xix)          Applied Realized Loss Amounts
                        Subordinate Certificates
                        Class M-1                                                                       0.00
                        Class M-2                                                                       0.00
                        Class M-3                                                                       0.00
                        Class B                                                                         0.00

Sec. 7.09(xx)           Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)         Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                               Group 1
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                     51             2,537,876.32                  0.99 %
                                              60-89 days                     21               962,135.64                  0.38 %
                                              90+days                         7               683,975.83                  0.27 %
                                              Total                      79                 4,183,987.79                  1.64 %
                                               Group 2
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                     73             5,930,007.75                  1.44 %
                                              60-89 days                     30             2,834,536.46                  0.69 %
                                              90+days                        14             1,204,815.65                  0.29 %
                                               Total                        117             9,969,359.86                  2.42 %
                                               Group Totals
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                    124             8,467,884.07                  1.27 %
                                              60-89 days                     51             3,796,672.10                  0.57 %
                                              90+days                        21             1,888,791.48                  0.28 %
                                               Total                        196            14,153,347.65                  2.12 %

Sec. 7.09(b)(ii)        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                        10              533,633.23                  0.21 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                        15            1,651,878.76                  0.40 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                        25            2,185,511.99                  0.33 %

Sec. 7.09(b)(iii)       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         3              249,860.84                  0.10 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                        11            1,279,940.40                  0.31 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                        14            1,529,801.24                  0.23 %

Sec. 7.09(b)(iii)       Balloon Loans
                        Number of Balloon Loans                                                                        117.00
                        Balance of Balloon Loans                                                                 9,422,159.01

Sec. 7.09(b)(iv)        Number and Aggregate Principal Amounts of REO Loans
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Sec. 7.09(b)(v)         Book Value of REO Loans
                        Group I                                                                            0.00
                        Group II                                                                           0.00

Sec. 7.09(b)(vi)        Realized Losses
                        Group I
                        Monthly Realized Losses                                                            0.00
                        Cumulative Realized Losses                                                         0.00
                        Group II
                        Monthly Realized Losses                                                            0.00
                        Cumulative Realized Losses                                                         0.00

Sec. 7.09(b)(vii)       Net Liquidation Proceeds
                        Group I                                                                            0.00
                        Group II                                                                           0.00

Sec. 7.09(b)(viii)      60+ Delinquency Percentage (Rolling Three Month)                               0.8803 %

Sec. 7.09(b)(ix)        Cumulative Loss Percentage
                        Cumulative Realized Losses Since Cut-Off Date                                      0.00
                        Aggregate Loan Balance as of the Cut-Off Date                            700,000,823.47
                        Cumulative Loss Percentage                                                       0.00 %

Sec. 7.09(b)(x)         Has a Trigger Event Occurred?                                                        NO

                        1-Month LIBOR for Current Distribution Date                                   1.12000 %


